NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT (THE "1933 ACT"), PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCK OPTION AGREEMENT

(U.S. Persons)

This AGREEMENT is entered into as of the 25th day of November, 2013 (the “Date of Grant”).

BETWEEN:

KONARED CORPORATION, a company incorporated pursuant to the laws of the state of Nevada and having a business address of 2829 Ala Kalani Kaumaka St., Suite F-133, Koloa, HI 96756

(the “Corporation”)

AND:

Parker McLachlin, a businessperson with an address at
7027 N. Scottsdale Road, #214, Scottsdale, AZ 85253

(the “Optionee”)

WHEREAS:  The Corporation wishes to grant 250,000 Options (as defined herein) to purchase Optioned Shares to the Optionee.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS

In this Agreement, the following terms shall have the following meanings:

(a)	“1933 Act” means the Securities Act of 1933, as amended;

(b)	“Accredited Investor Questionnaire” means a questionnaire substantially in the form of the Accredited Investor Questionnaire attached to this Agreement as Schedule B;

(c)	“Common Stock” means the shares of common stock of the Corporation;

(d)	“Exercise Price” means $0.70 per Optioned Share;

(e)	“Expiry Date” means November 25, 2016;

(f)
“Notice of Exercise” means a notice in writing addressed to the Corporation at its address first recited hereto (or such other address of which the Corporation may from time to time notify the Optionee in writing), substantially in the form attached as Schedule A, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(g)	“Options” means the right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Corporation pursuant to Section 2.1 of this Agreement;

(h)	“Optioned Shares” means the shares of Common Stock that are issued pursuant to the exercise of the Options;

(i)	“Prospective Investor Suitability Questionnaire” means a questionnaire substantially in the form of the Prospective Investor Suitability Questionnaire attached to this Agreement as Schedule C

(j)	“Securities” means, collectively, the Options and the Optioned Shares;

(k)	“Shareholders” means holders of record of the shares of Common Stock;

(l)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and

2.	THE OPTIONS

2.1
The Corporation hereby grants to the Optionee, on the terms and conditions set out in this Agreement, Options to purchase a total of 250,000 Optioned Shares at the Exercise Price; provided that the Optionee at the time of exercise is deemed by the Corporation, acting reasonably, suitable under US Securities laws to be issued securities (see section 2.7).

2.2	The Options may be exercised immediately.

2.3	The Options shall, at 5:00 p.m. (Hawaii-Aleutian time) on the Expiry Date, expire and be of no further force or effect whatsoever.

2.4
The Corporation shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Corporation, for the payment of the aggregate Exercise Price for all Optioned Shares for which the Options shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

2.5
The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Options have been properly exercised in accordance with the terms of this Agreement.

2.6
Subject to the provisions of this Agreement and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Common Stock, the Optionee shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any of the Options during the six months immediately following the grant of the Options.  If less than all of the shares of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date.  Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one share, it is not exercisable.

2.7
Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Schedule A) to the President of the Corporation at its principal executive office, specifying the number of Optioned Shares to be purchased and accompanied by:

(a)	payment in cash or by certified check or cashier’s check in the amount of the full Exercise Price for the Common Stock to be purchased, and

(b)	an executed copy of:

(i)	an Accredited Investor Questionnaire attached as Schedule B, dated the same date as the Notice of Exercise (if the Optionee is at the time of exercise an accredited investor); or

(ii)
a Prospective Investor Suitability Questionnaire, attached as Schedule C, dated the same date as the Notice of Exercise (if the Optionee is not an accredited investor at the time of exercise) showing that at the time of exercise the Optionee has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Optioned Shares.

2.8
It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Corporation all documents and withholding taxes required in accordance with applicable laws.

2.9
Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

2.10
Appropriate and proportional adjustments in the exercise price of the Options and in the number of Options granted or to be granted may be made by the Board of Directors in its discretion to give effect to adjustments in the number of common shares of the Corporation resulting from subdivisions, consolidations or reclassification of the common shares of the Corporation, the payment of stock dividends by the Corporation or other relevant changes in the capital of the Corporation.

2.11
By accepting the Options, the Optionee represents and agrees that none of the Optioned Shares purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations.  The Optionee further represents and agrees to provide the Corporation with any other document reasonably requested by the Corporation or the Corporation’s Counsel.

2.12	The Options are not transferable or assignable.

2.13
The Options are not granted pursuant to a stock option or incentive stock plan, however the Corporation reserves the right to have the Options come within the purvue and jurisdiction of such a plan, in the Corporation’s discretion. In such case, where a conflict exists between the terms of this Agreement or the plan, the terms of this Agreement will prevail.

3.	TERMINATION OF OPTIONS

Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(a)	The Expiry Date.

(b)
Termination for Cause.  Immediately on the date that the Optionee’s employment or contractual relationship with the Corporation or any related company is terminated for cause (as reasonably determined by the Corporation).

(c)
Termination Due to Death or Disability.  The expiration of five years from the date of the death of the Optionee or cessation of an Optionee’s employment or contractual relationship by reason of disability.  If an Optionee’s employment or contractual relationship is terminated by death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the applicable laws of descent and distribution.

(d)
Termination for Any Other Reason.  The expiration of six months from the date of an Optionee’s termination of employment or contractual relationship with the Corporation for any reason whatsoever other than cause, death or disability.

4.	DOCUMENTS REQUIRED FROM OPTIONEE

4.1	The Optionee must complete, sign and return an executed copy of this Agreement to the Corporation.

4.2
The Optionee shall complete, sign and return to the Corporation as soon as possible, on request by the Corporation, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

5.	ACKNOWLEDGEMENTS OF THE OPTIONEE

The Optionee acknowledges and agrees that:

(a)	the Optionee is a U.S. Person;

(b)
none of the Options or the Optioned Shares have been registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(c)	the Corporation has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(d)
the Optionee has received and carefully read this Agreement and the public information which has been filed with the Securities and Exchange Commission (the “SEC”) in compliance or intended compliance with applicable securities legislation (collectively, the “Corporation Information”);

(e)
the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation, and such decision is based entirely upon a review of the Corporation Information (the receipt of which is hereby acknowledged);

(f)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(g)	there is no government or other insurance covering the Securities;

(h)	there are risks associated with an investment in the Securities;

(i)
the Optionee and the Optionee’s advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Corporation in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Corporation;

(j)
the books and records of the Corporation were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Optionee, the Optionee’s attorney and/or advisor(s) (if applicable);

(k)	the Corporation is entitled to rely on the representations and warranties and the statements and answers of the Optionee contained in this Agreement;

(l)
the Optionee will indemnify and hold harmless the Corporation and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Corporation in connection therewith;

(m)
none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently certain market makers make market in the Common Stock on the OTC Bulletin Board;

(n)
the Corporation will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(o)
the statutory and regulatory basis for the exemption claimed for the offer of the Securities, although in technical compliance, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

(p)
the Optionee has been advised to consult the Optionee’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Corporation is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Optionee is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions; and

(q)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Corporation.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

The Optionee hereby represents and warrants to and covenants with the Corporation (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(b)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;

(c)	the Optionee is resident in the jurisdiction set out on page 1 of this Agreement;

(d)	the Optionee is not an underwriter of, or dealer in, the Common Stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(e)	the Optionee:

(i)	has adequate net worth and means of providing for his/her/its current financial needs and possible personal contingencies;

(ii)	has no need for liquidity in this investment; and

(iii)	is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(f)
the Optionee is aware that an investment in the Corporation is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption “Risk Factors” appearing in the Corporation’s various disclosure documents, filed with the SEC;

(g)	the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Corporation;

(h)
the Optionee understands and agrees that the Corporation and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Corporation;

(i)
the Optionee has made an independent examination and investigation of an investment in the Securities and the Corporation and has depended on the advice of its legal and financial advisors and agrees that the Corporation will not be responsible in anyway whatsoever for the Optionee’s decision to invest in the Securities and the Corporation;

(j)
the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(k)	no person has made to the Optionee any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities; or

(iii)	as to the future price or value of any of the Securities; and

(l)
if the Optionee is a consultant of the Corporation, the Optionee has entered into a written consulting agreement with the Corporation or a related entity of the Corporation and spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or such related entity.

7.	ACKNOWLEDGEMENT

The Optionee has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Corporation Information.

8.	LEGENDING OF SUBJECT SECURITIES

8.1
The Optionee hereby consents to the placement of a legend on any certificate or the Optionee consents to the placement of a legend on any certificate or other document evidencing any of the Optioned Shares to the effect that such Optioned Shares have not been registered under the 1933 Act, any state securities or “blue sky” laws, or under the prospectus and registration requirements of any applicable Canadian securities laws, and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement,  such legend to be substantially as follows:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT (THE "1933 ACT"), PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

8.2
The Optionee hereby agrees to the Corporation making a notation on its records or giving instructions to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Agreement.

9.	GENERAL RESALE RESTRICTIONS

9.1
The Optionee acknowledges that any resale of any of the Optioned Shares will be subject to resale restrictions contained in the securities legislation applicable to the Optionee or proposed transferee.  The Optionee acknowledges that none of the Optioned Shares have been registered under the 1933 Act or the securities laws of any state of the United States.  The Optioned Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9.2	The Optionee acknowledges and agrees that the Optionee is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions.

10.	NO EMPLOYMENT RELATIONSHIP

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Corporation or any related company, express or implied, that the Corporation or any related company will employ or contract with an Optionee, for any length of time, nor shall it interfere in any way with the Corporation’s or, where applicable, a related company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

11.	GOVERNING LAW

This Agreement is governed by the laws of the State of Nevada.

12.	COSTS

The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

13.	SURVIVAL

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

14.	ASSIGNMENT

This Agreement is not transferable or assignable.

15.	CURRENCY

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

16.	SEVERABILITY

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

17.	COUNTERPARTS AND ELECTRONIC MEANS

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

18.	ENTIRE AGREEMENT

This Agreement is the only agreement between the Optionee and the Corporation with respect to the Options, and this Agreement, supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

KONARED CORPORATION

Per:           /s/ Shaun Roberts
Authorized Signatory

WITNESSED BY:	)
)
Signature	)
)
Name	)	/s/ Parker McLachlin
	)	PARKER MCLACHLIN
Address	)
)
Occupation	)

SCHEDULE A
NOTICE OF EXERCISE

TO: KonaRed Corporation
       2829 Ala Kalani Kaumaka St., Suite F-133
       KOLOA, HI 96756

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to section 1(f) of the Stock Option Agreement dated November 25, 2013 (the “Agreement”), between KonaRed Corporation (the “Corporation”) and the undersigned.  The undersigned hereby elects to exercise the Optionee’s options to purchase ____________________ shares of the common stock of the Corporation at a price of $0.70 per share, for aggregate consideration of $____________, on the terms and conditions set forth in the Agreement.  Such aggregate consideration, in the form specified in section 1(f) of the Agreement, accompanies this notice.

The Optionee hereby represents and warrants to the Corporation that all representations and warranties set out in the Agreement are true as of the date of the exercise of the options under the Agreement.

The Optionee hereby further represents and warrants to the Corporation that the shares are being purchased only for investment and without intention to sell or distribute such shares.

The Optionee hereby directs the Corporation to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

City, State, and Zip Code

Telephone Number

DATED at _____________________________, the _______ day of______________, _______.

X
Signature

(Name and, if applicable, Office)

(Address)

(City, State, and Zip Code)

Fax Number or E-mail Address

Social Security/Tax I.D. No.

SCHEDULE B
ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Stock Option Agreement.

1.
The Optionee covenants, represents and warrants to the Corporation that he or she satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”), as indicated below:  (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Optionee satisfies)

[ ]	Category 1
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

[ ]	Category 2
A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of this Category 2, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are acquired, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the date of the acquisition of Securities for the purpose of investing in the Securities;

[ ]	Category 3
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	Category 4
A “bank” as defined under Section (3)(a)(2) of the Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Corporation Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

[ ]	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
[ ]	Category 6	A director or executive officer of the Corporation;
[ ]	Category 7
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

[ ]	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

2.
Note that the Optionee claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Corporation with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Optionee’s status as an Accredited Investor.

3.
If the Optionee is an entity which initialled the last category in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

4.
All information contained in this Questionnaire will be treated as confidential.  However, by signing and returning this Questionnaire, the Optionee agrees that, if necessary, this Questionnaire may be presented to such parties as the Corporation deems appropriate to establish the availability, under the Securities Act or applicable state securities law, of exemption from registration in connection with the issuance of the Securities hereunder.

5.	The Optionee hereby certifies that the information contained in this Questionnaire is complete and accurate and the Optionee will notify the Corporation promptly of any change in any such information.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of __________________, 20__.

X
Signature

Print or Type Name

Social Security/Tax I.D. No.

B-2

SCHEDULE C
PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Stock Option Agreement.

The purpose of this Questionnaire is to assure the Corporation that the Optionee will meet the standards imposed by the Securities Act of 1933 (the “Securities Act”) and the appropriate exemptions of applicable state securities laws.  The Corporation will rely on the information contained in this Questionnaire for the purposes of such determination.  The Option and the Optioned Shares (together, the “Securities”) will not be registered under the Securities Act and has been issued in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(a)(2) of the Securities Act and/or  Regulation D promulgated thereunder.  This Questionnaire is not an offer of any securities of the Corporation in any state other than those specifically authorized by the Corporation.

Please attach additional pages if necessary to answer any question fully.

REPRESENTATIONS OF OPTIONEE

This item is presented in alternative form.  Please initial in the space provided the applicable alternative.

[ ]	ALTERNATIVE ONE:
The Optionee covenants, represents and warrants to the Corporation that he or she has such knowledge and experience in financial and business matters that he or she is capable of evaluating the relative merits and risks of an investment in the Securities and Corporation and is not utilizing a purchaser representative in connection with evaluating such merits and risks.  The Optionee is providing evidence of its knowledge and experience in these matters through the information requested below in this Questionnaire.

[ ]	ALTERNATIVE TWO:
The Optionee covenants, represents and warrants to the Corporation that he or she has chosen to use the services of a purchaser representative acceptable to the Optionee in connection with the Optionee’s acquisition of the Securities. The Optionee hereby acknowledges that the person named below is his or her purchaser representative who will assist and advise the Optionee in evaluating the merits and risks of an investment in the Securities and the Corporation and affirms that such purchaser representative has previously disclosed in writing any material relationship that exists between the purchaser representative (or its affiliates) and the Corporation (or its affiliates) that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

(name of Purchaser Representative)

(address of Purchaser Representative)

If the Optionee utilizes a purchaser representative, this Questionnaire must be accompanied by a completed and signed purchaser representative Questionnaire, a copy of which can be obtained from the Corporation upon request.

FOR INDIVIDUAL INVESTORS
1.	Name:
2.	Residential Address &
Telephone Number:
3.	Length of Residence in State of Residence:
4.	U.S. Citizen:	[ ] Yes [ ] No
5.	Social Security Number:
6.	Business Address &
Telephone Number:
7.	Preferred Mailing Address:	[ ] Residence [ ] Business
8.	Email and fax number:
9.	Date of Birth:
10.	Employer and Position:
11.	Name of Business:

12.	Business or Professional Education and Degrees:

School	Degree	Year Received

13.	Prior Employment (last 5 years):
Employer	Nature of Duties	Dates of Employment

FOR SUBSCRIBERS THAT ARE CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES
6.	Name:
7.	Address of Principal Office:
8.	Telephone:
9.	Date and State of Incorporation or Organization:
10.	Taxpayer Identification Number:
11.	Nature of Business:
12.	Individual Authorized to Execute this Questionnaire
(indicate name and office):

FOR ALL SUBSCRIBERS
Relationship to the Corporation, if any:

1.	Is the Subscriber an officer or director of a publicly-held company? [ ]Yes [ ]No

If yes, specify company:

2.	Does the Subscriber beneficially own 10% or more of the voting securities of a publicly-held company?

[   ]Yes [   ]No

If yes, specify company:

3.
Within the last five years, has the Subscriber personally invested in investments sold by means of private placements in reliance on exemptions from registration under the 1933 Act and State securities laws?

[   ]Yes [   ]No

4.	Prior investments by Subscriber which were purchased in reliance on exemptions from registration under the 1933 Act and State securities laws (initial the highest number applicable):

Amount (Cumulative)
Real Estate
None	Up to $50,000	$50,000 to $250,000	Over $250,000

Securities
None	Up to $50,000	$50,000 to $250,000	Over $250,000
Other
None	Up to $50,000	$50,000 to $250,000	Over $250,000

5.	Does the Subscriber consider itself to be an experienced and sophisticated investor? [ ]Yes [ ]No

If so, please provide information of investment sophistication and/or experience:

6.
Does the Subscriber, or any person authorized to execute this Questionnaire, consider itself to have such knowledge of the Corporation and its business and such experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Shares and the Corporation, should the Subscriber be given an opportunity to so invest? [   ]Yes [   ]No

7.	If the Subscriber is an individual, please indicate the Subscriber’s and his/her spouse’s combined gross income during the preceding two years (initial the highest number applicable):
2013	2012
Less than $75,000	Less than $75,000
$75,001 to $100,000	$75,001 to $100,000
$100,001 to $200,000	$100,001 to $200,000
$200,001 to $300,000	$200,001 to $300,000
Over $300,000	Over $300,000
If the Subscriber is an individual, please indicate the Subscriber’s and his/her spouse’s combined estimated net worth (exclusive of home, home furnishings and personal automobiles) (initial the highest number applicable):

Less than $100,000	$300,0001 to $500,000
$100,001 to $200,000	$500,001 to $1,000,000
$200,001 to $300,000	Over $1,000,000

8.	Regardless of the amount of the proposed investment, will the Subscriber be able to bear the economic risk of its investment in this transaction? [ ]Yes [ ]No

9.	Please provide answers to the following questions:
(a)	State total assets of the Subscriber, including cash, stocks and bonds, automobiles, real estate, and any other assets:
$
(b)	State total liabilities of the Subscriber including real estate indebtedness, accounts payable, taxes payable and any other liabilities:
$
(c)	State annual income of the Subscriber including salary, securities income, rental income and any other income:
$
(d)	State annual expenses of the Subscriber, excluding ordinary living expenses, including real estate payments, rent, property taxes and other expenses:
$
(e)	Does the Subscriber expect the amount of its assets, liabilities, income and expenses, as stated above, to be subject to significant change in the future: [ ]Yes [ ]No

If yes, explain:

10.
The Undersigned further acknowledges being furnished with the following specified information a reasonable time prior to purchase of the securities: a brief description of the securities being offered, the use of proceeds from the offering, and any material changes in the Corporation’s affairs that are not disclosed in the documents furnished; and that at a reasonable time prior to the purchase of the securities, it has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished.

11.
The Undersigned further acknowledges being furnished with the following specified information a reasonable time prior to purchase of the securities: a brief description of the securities being offered, the use of proceeds from the offering, and any material changes in the Corporation’s affairs that are not disclosed in the documents furnished; and that at a reasonable time prior to the purchase of the securities, it has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished.

The Undersigned agrees that the securities purchased will be subject to resale restrictions under the laws of the United States and that a restrictive legend will be placed on certificates representing such securities.

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Corporation promptly of any change in any such information.  If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 201__.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No.